FAIR VALUE MEASUREMENT (Tables)	9 Months Ended
Sep. 30, 2011
FAIR VALUE MEASUREMENT
Schedule of assets and liabilities that are measured at fair value on a recurring basis

	Total	Level 1	Level 2	Level 3
Financial assets:
Cash equivalents, and short-term investments(1)	$7,212	$—	$7,212	$—
Available-for-sale securities(2)(3)	147,961	145,228	2,733	—
Trade receivables(4)	78,779	—	78,779	—
Derivative assets(3)	—	—	—	—

	$233,952	$145,228	$88,724	$—

Financial liabilities:
Derivative liabilities(3)	$17,308	$—	$17,308	$—

  (1)
  Fair value approximates the carrying value due to the short-term nature.

  (2)
  Recorded at fair value using quoted market prices.

  (3)
  Recorded at fair value based on broker-dealer quotations.

  (4)
  Trade receivables from provisional invoices for concentrate sales are included within Level 2 as they are valued using quoted forward rates derived from observable market data on the month of expected settlement.